UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 2, 2014 (July 1, 2014)

____________________________

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amendment No. 2 to the Fourth Amended and Restated Limited Liability Company Agreement

BreitBurn Energy Partners L.P., a Delaware limited partnership (the “ Partnership ”), as sole member of BreitBurn GP, LLC, a Delaware limited liability company (“the “Company”), entered into Amendment No. 2 to the Fourth Amended and Restated Limited Liability Company Agreement of the Company (“Amendment No. 2”), which was effective as of July 1, 2014.

Pursuant to Amendment No. 2, the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of April 5, 2010, was amended to solely change the Company’s name from “BreitBurn GP, LLC” to “Breitburn GP LLC.”

A copy of Amendment No. 2 is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amendment No. 1 to the Second Amended and Restated Limited Partnership Agreement

The Company, the general partner of the Partnership, entered into Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (“Amendment No. 1”), which was effective July 1, 2014.

Pursuant to Amendment No. 1, the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of May 21, 2014, was amended to solely change the Partnership’s name from “BreitBurn Energy Partners L.P.” to “Breitburn Energy Partners LP.”

A copy of Amendment No. 1 to the Second Amended and Restated Partnership Agreement is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment No. 2 to the Fourth Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC dated as of July 1, 2014.

3.2	Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. dated as of July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Dated: July 2, 2014	By:	/s/ James G. Jackson
James G. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

3.1	Amendment No. 2 to the Fourth Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC dated as of July 1, 2014.

3.2	Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. dated as of July 1, 2014.

3